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                                                                    Exhibit 23.2


                         [PRICEWATERHOUSECOOPERS LOGO]

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      600 Grant Street
                                                      Pittsburgh, PA 15219
                                                      Telephone (412) 355-6000





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form S-4 of GNC Corporation of our report dated March 1, 2004 relating to the financial statements and financial statement schedule of General Nutrition Companies, Inc. and its subsidiaries, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania
August 20, 2004